Business Combinations	12 Months Ended
Dec. 31, 2024
Business Combinations [Abstract]
Business Combinations

Note 7 — Business Combinations

The Company has determined that the below acquisition is a business combination under ASC 805, Business Combinations. It is accounted for by applying the acquisition method, whereby the assets acquired, and the liabilities assumed are recorded at their fair values with any excess of the aggregate consideration over the fair values of the identifiable net assets allocated to goodwill. Operating results have been included in these consolidated financial statements from the date of the acquisition, December 12, 2024. The resulting goodwill recorded primarily includes the expected synergies resulting from combining the operations of the acquired entity with those of the Company. Supplemental pro forma financial information has not been presented as the impact was not material to the Company’s consolidated financial statements.

Acquisition of Señorita

On December 12, 2024, the Company acquired certain assets from Double or Nothing, the owner and creator of the Señorita brand of hemp-derived THC drinks as part of the Company’s strategic plan to reposition itself as a distributor of hemp-derived THC beverages and similar products. The aggregate consideration exchanged for those assets consisted of 97,300 in Common Stock of Agrify as well as 432,700 pre-funded warrants (collectively the “Shares”) for total non-cash consideration of approximately $18.8 million. In addition, Agrify forgave $0.4 million of debt as part of the consideration exchanged. The fair value of the Shares was based upon the closing price of Agrify’s Common Stock as traded on Nasdaq on the date of the transaction.

The Company prepared a preliminary purchase price allocation for the business combination. The preliminary valuation was based on management’s estimates and assumptions which are subject to change within the purchase price allocation period (generally not more than one year from the acquisition date). The primary areas of the purchase price allocation that are not yet finalized relate to the valuation of the intangible assets acquired and the residual goodwill. Due to the acquisition occurring within close proximity to year-end, access to GAAP financial data and future forecasts were not able to be obtained to complete a final valuation analysis. As such, the intangible and goodwill values are subject to change once additional data becomes available as the values were based on preliminary financial information. The following table summarizes the initial accounting estimates:

Allocation of Purchase Price (in thousands)
Tradenames	$6,100
Customer Relationships	2,800
Deposits	123
Inventory	500
Goodwill	9,713
Total purchase price	$19,236

As part of the preliminary purchase accounting, the Company recorded intangible assets of $8.9 million. The preliminary estimates for useful lives of the identified intangibles are 7 years for Tradenames and 10 years for Customer Relationships with a weighted average useful life of 7.94 years.

The Company recorded $18,000 of revenue within the Company’s Consolidated Statements of Operations for the period December 12, 2024, the date of acquisition, through December 31, 2024.

Transaction and related costs, consisting primarily of professional fees, related to the acquisition, totaled approximately $0.3 million for the year ended December 31, 2024. All transaction and related costs were expensed as incurred and are included in general and administrative expense.